Note 12 - Subsequent events	12 Months Ended
Jul. 31, 2013
Subsequent Events [Abstract]
Note 12 - Subsequent events

Note 12 - Subsequent events:

The Company appointed Mr. George S Young to the Board of Directors of the Company effective August 27, 2013.

On September 11, 2013 the Company filed with the U.S. Securities and Exchange Commission (SEC) a registration statement on Form S-4 in connection with the continuance of the Company into the State of Nevada.   Upon receiving the requisite regulatory approvals, the Company will seek shareholder approval to continue the Company into the State of Nevada from the Province of Alberta.

In accordance with FASB pronouncements regarding subsequent events, we have evaluated subsequent events through October 19, 2013, and we believe there are no subsequent events required to be disclosed pursuant to this pronouncement.